UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2025

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 1410, Boston, MA 02210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2025, Ondas Holdings Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”), by and among the Company, Sentry CS Ltd, a company organized under the laws of the State of Israel (“Sentry”), Sentry’s shareholders listed on Exhibit B thereto, (the “Sentry Major Shareholders”), and Sagitta Holdco SARL, a private limited liability company organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 15, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, and registered with the Luxembourg Trade and Companies Register under number B268651, solely in its capacity as the representative, agent and attorney-in-fact of the Indemnifying Parties (as defined in the Agreement).

The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire 100% of the issued and outstanding share capital (“Sentry Shares”) of Sentry (the “Acquisition”). At the closing of the Acquisition, upon the terms and subject to the conditions set forth in the Agreement, the Company shall pay an aggregate amount of (i) $125,000,000 of which $117,500,000 shall be paid on the closing of the Acquisition, and the remaining $7,500,000, shall be paid so that an amount of $2,500,000 shall be paid on each of the (a) expiration of a 45-day period commencing at the closing of the Acquisition (the “Second Payment Date”), (b) expiration of a 60-day period commencing at the closing of the Acquisition (the “Third Payment Date”), and (c) expiration of a 120-day period commencing at the closing of the Acquisition (the “Fourth Payment Date”), and (ii) $100,000,000 of shares of the Company's common stock, par value $0.0001 per share (“Common Stock”) to be issued as follows: (a) $32,500,000 on the closing of the Acquisition, (ii) $22,500,000 on the Second Payment Date, (iii) $22,500,000 on the Third Payment Date, and (iv) $22,500,000 on the Fourth Payment Date (collectively, the “Stock Consideration”). The Company may choose, in its sole discretion, to pay any portion of the Stock Consideration in cash.

The shares of Common Stock issued pursuant to the Acquisition are to be registered for resale pursuant to a resale registration statement to be entered into at closing of the Acquisition, which is attached as Exhibit K of the Agreement.

Each of the Company, Sentry, and the Company Securityholders (as defined in the Agreement) has provided customary representations, warranties and covenants in the Agreement. The completion of the Acquisition is subject to various closing conditions, including (a) the requisite shareholder consent of Sentry being obtained, (b) the requisite corporate, governmental, regulatory, third party, and other approvals, consents and/or waivers being obtained, (c) the absence of any applicable order (whether temporary, preliminary or permanent) in effect which prohibits the consummation of the Acquisition, (d) the absence of any threatened, instituted or pending lawsuit, litigation, claims, investigations or other proceedings by any third party which purports to prevent the consummation of the Acquisition, and (e) the absence of any Material Adverse Effect (as defined in the Agreement) with respect to Sentry or its subsidiaries.

The Agreement contains customary termination rights for both the Company and Sentry, including, but not limited to, (i) the written notice by the Company or Sentry if the closing of the Acquisition has not occurred on or before December 31, 2025, provided however, that to the extent that the only conditions not fulfilled are the approval(s) of any Governmental Entities (as defined in the Agreement), then an additional 45-day period, or such other date that Acquirer and the Company may agree upon in writing or (ii) the written notice by the Company or Sentry if any order of a Governmental Entity of competent authority preventing the Acquisition shall have become final and non-appealable.

The Acquisition is expected to close in November 2025.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of shares of the Common Stock in Item 1.01 above will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with Regulation S and Regulation D thereunder.

Item 7.01. Regulation FD Disclosure.

On November 4, 2025, the Company issued an investor fact sheet regarding the Acquisition. A copy of the fact sheet is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

Also on November 4, 2025, the Company issued a press release announcing the Agreement to acquire Sentry, an Israel-based global leader in Cyber-over-RF (CoRF) and Protocol-Manipulation counter-UAS technology. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Share Purchase Agreement, by and among the Company, Sentry CS Ltd, shareholders listed on Exhibit B thereto, and Sagitta Holdco SARL, solely in its capacity as the representative, agent and attorney-in-fact of the Indemnifying Parties.
99.1	Fact Sheet, dated November 4, 2025.
99.2	Press Release, dated November 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2025	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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